SCHEDULE 14A - INFORMATION REQUIRED IN PROXY STATEMENT

                       Schedule 14A Information

              Proxy Statement Pursuant to Section 14(a)
                of the Securities Exchange Act of 1934

    Filed by the Registrant  [  X  ]
    Filed by a Party other than the Registrant   [    ]
    Check the appropriate box:
    [    ]    Preliminary Proxy Statement
    [  X ]    Definitive Proxy Statement
    [    ]    Definitive Additional Materials
    [    ]    Soliciting Material Pursuant to Section 240.-14a-11(c)
    or Section 240.14a-12



                   HUDSON'S GRILL OF AMERICA, INC.
           (Name of Registrant as Specified in its Charter)



                   HUDSON'S GRILL OF AMERICA, INC.
              (Name of Person(s) Filing Proxy Statement)



    Payment of Filing Fee (Check the appropriate box):
    [  X ]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-
              6(i)(1), or 14a-6(j)(2).
    [    ]    $500 per each party to the controversy pursuant to
              Exchange Act Rule 14a-6(i)(3).
    [    ]    Fee computed on table below per Exchange Act Rules
    14a-6(i)(4) and 0-11.

    (1)  Title of each class of securities to which transaction
    applies:        N/A
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    (4)  Proposed maximum aggregate value of transaction:


         Set forth the amount on which the filing fee is calculated and state how it was determined.

    [    ]    Check box if any part of the fee is offset as
              provided by Exchange Act Rule 0-11(a)(2) and
              identify the filing for which the offsetting fee
              was paid previously.  Identify the previous filing
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              Schedule and the date of its filing.

    (1)  Amount Previously Paid:
    (2)  Form, Schedule or Registration Statement No.
    (3)  Filing Party:
    (4)  Date Filed:


                    HUDSON'S GRILL OF AMERICA, INC.
                         16970 Dallas Parkway
                              Suite 402
                         Dallas, Texas  75248

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         The Annual Meeting of Shareholders of HUDSON'S GRILL OF AMERICA, INC. (the "Company"), will be held at the Hudson's Grill restaurant located at 708 Grapevine Highway, Hurst, Texas 76054, on May 27, 1997, at 10:00 a.m. to act upon the following proposals:

    1.   To elect three (3) directors;

    2.   To ratify the selection of independent auditors;

    3. To vote upon a proposal to amend article III of the Articles of Incorporation to authorize the issuance of up to 5,000,000 shares of preferred stock, with rights to be determined by the directors for each series of preferred stock that is issued; and

    4. To consider such other business as may properly come before the meeting and any adjournments or postponements thereof.

         Details relating to the above matters are set forth in the attached Proxy Statement. Your management is not aware of any other matters to come before the meeting. The Board of Directors has fixed the close of business on April 18, 1997, as the record date for shareholders entitled to notice of and to vote at the Annual Meeting.

         You are urged to fill in, date, sign and promptly return the Proxy in the enclosed addressed envelope to which no postage need be affixed if mailed in the United States. If you do not attend the Annual Meeting, you may supersede your executed Proxy prior to voting by filing a Proxy bearing a later date, by filing a written revocation of the Proxy or by attending the meeting and voting in person. In order to be valid, the enclosed Proxy (or any new proxy or proxy revocation) must be received by the Secretary not later than 10:00 a.m., May 27, 1997.

         IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU ARE URGED
    TO DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY. A
    BUSINESS REPLY ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                            Mitzy Ferguson
                                            Secretary


    Dallas, Texas
    April 25, 1997


                          PROXY STATEMENT

                   HUDSON'S GRILL OF AMERICA, INC.
                         16970 Dallas Parkway
                              Suite 402
                         Dallas, Texas  75248

                         GENERAL INFORMATION


         The enclosed Proxy is solicited by the Board of Directors (the "Board") of HUDSON'S GRILL OF AMERICA, INC.
    (the "Company").

         This Proxy Statement is furnished in connection with the solicitation of the Proxies by the Company to be voted at its Annual Meeting of Shareholders to be held May 27, 1997, and at any adjournment and postponement thereof. The Annual Meeting is to be held at 10:00 a.m. at the Hudson's Grill restaurant at 708 Grapevine Highway, Hurst, Texas 76054.

         A person giving the Proxy may revoke it at any time prior to the exercise thereof by giving written notice to the Secretary of the Company, attending the meeting and voting in person, or filing a duly executed Proxy bearing a later date with the Secretary. The mailing to shareholders of this Proxy Statement and the enclosed form of Proxy will commence on or about April 28, 1997.

         All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the material enclosed herewith, will be paid by the Company. Officers and employees of the Company may communicate with shareholders personally or by mail, telegraph, telephone or otherwise, for the purpose of soliciting such Proxies, but in such event no additional compensation will be paid to any such persons for such solicitation. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to the beneficial owners of shares, in which case they will be reimbursed for their expenses.

         Shares represented by valid Proxies will be voted in accordance with the instructions indicated thereon. Unless otherwise directed, votes will be cast for the election of directors herewith named, and for the ratification of the Company's selection of Hein + Associates, LLP, as independent auditors for the Company.

                            VOTING SHARES

         Shareholders of record as of the close of business on April 18, 1997, will be entitled to vote at the Annual Meeting and at any adjournments thereof. At such date there were Six Million, Fifty-Six Thousand, Nine Hundred Eighty Six (6,056,986) shares of Common Stock. Each shareholder of record is entitled to one (1) vote for each share of stock owned, except that shareholders may have cumulative voting rights with respect to the election of directors. See "Cumulative Voting."

                          CUMULATIVE VOTING

         Pursuant to California law, no shareholder may cumulate votes unless the candidate's or candidates' name(s) for which such votes are to be cast have been placed in nomination prior to the voting and a shareholder who is present in person at the Annual Meeting has given notice at the Annual Meeting and prior to voting of the shareholder's intention to cumulate the shareholder's votes. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Management does not, at this time, intend to give such notice nor to cumulate the votes it may hold pursuant to the proxies solicited hereby, unless the required notice by a shareholder is given in proper form at the Annual Meeting, in which instance management intends to cumulatively vote all the proxies held by it in favor of the nominees for office as set forth herein in such a way as to maximize the possibility that the nominees will be elected.

         In the event cumulative voting shall be utilized, each shareholder may give one candidate a number of votes equal to the number of directors to be elected (three) multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder desires. The three (3) candidates receiving the highest number of votes are elected.

                       COMMITTEES OF THE BOARD

         The Board held two meetings during fiscal 1996. Each incumbent director during the fiscal year ended December 29, 1996, attended more than seventy-five percent (75%) of all meetings of the Board during the time he was a member and of the Committees of which he was a member.

         The Board has an Audit Committee composed of two members of the Board. The members of this committee are appointed by the Board to serve until their successors are appointed.

         The Audit Committee was composed of Directors D. Marion Wood and Thomas A. Sacco. This committee supervises and reviews the fiscal and accounting procedures and practices of the Company, reviews the audit and financial statements with the Company's independent accountants, and reports its finding and recommendations to the Board for appropriate action. The Committee met one time during the fiscal year ended December 29, 1996.

         The Board does not have a Nominating Committee, and it does not have a Compensation Committee. Nominees may be recommended to the Board in writing by any shareholder. Compensation matters are considered by the whole Board of Directors.

         Each of the nominees has consented to be named herein and to serve if elected. However, if any nominee at the time of election is unable or unwilling to serve as a director, or is otherwise unavailable for election, the shares represented by proxies will be voted for the election of such other person as the Board may designate or, in the absence of such designation, for a nominee selected by the persons named in the enclosed form of Proxy, or, if there is no qualified nominee willing to serve, the position will be left vacant.

         Certain information concerning the director nominees is set forth below:

    Name                     Age       Position
    DAVID L. OSBORN          49        Chairman of the Board,
                                       President & Chief
                                       Executive Officer

    THOMAS A. SACCO          43        Senior Vice President

         David L. Osborn was elected as a Director in May 1990. He was elected Chairman of the Board, President and Chief Executive Officer in August 1993. Mr. Osborn is the Chief Executive Officer of Southpoint Management Corporation, which owns and operates restaurants, and is Chief Executive Officer of Famous Bars, Grills & Cafes of America, Inc., which is a franchisee of Hudson's Grill. He is also a partner in D.A.C. Associates, which is a franchisee of Hudson's Grill, too.

         Thomas A. Sacco was elected Senior Vice President of the Company in May 1995. He is also a Vice President and a director of Dalms, Inc., a provider of consulting services to the Company. In addition, he currently serves as Chairman of the Board of Directors of Triangle Food Service Corporation, which operates 11 cafeterias and is based in Dallas, Texas.

         As of the date of this proxy solicitation, the Company has three directorships to elect, but only two nominees. It does not have a third nominee for director. The Company will continue to search for a third director to serve on the Board, who preferably is experienced in the restaurant industry. Because the Company does not currently pay its directors and at certain times much time and energy are required of a director, the Company is encountering some difficulty in locating a qualified director.

         If the Company is able to designate a satisfactory nominee before the annual shareholder meeting, the shares represented by proxies will be voted for the election of such nominee at the time of election, unless the proxy
    reflects that a vote for another person has been made.   In
    the absence of such designation by the Company, the shares represented by proxies will be voted for a nominee selected by the persons named in the enclosed form of Proxy, or, if there is no qualified nominee willing to serve, the position will be left vacant.

         No director currently receives any direct compensation as a director, except for reimbursement of expenses. Mr. Sacco is the principal owner of Dalms, which the Company has paid $158,329.41 for consulting work (mostly performed by Mr. Sacco), and travel and related expenses (mostly incurred by Mr. Sacco).

         All directors are elected for a term of one (1) year and serve until their successors have been duly elected and qualified.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                        OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the shares of Common Stock beneficially owned, directly or indirectly, by (i) persons owning, to the Company's knowledge, five percent (5%) or more of the outstanding shares of Common Stock, (ii) each director of the Company, and (iii) all directors and executive officers of the Company as a group, in each case as of December 29, 1996.


                                  Number of                Percentage of
                                  Shares                   Total
                                  Beneficially             Shares
    Name and Address              Owned                    Outstanding

    Directors/Officers:

    DAVID L. OSBORN               1,867,417 (1)            30.8%
         16970 Dallas Parkway
         Suite 402
         Dallas, TX 75248
    THOMAS A. SACCO               2,000 (2)                0.0%
         16970 Dallas Parkway
         Suite 402
         Dallas, Texas 75248
    MITZY FERGUSON                220                      0.0%
         16970 Dallas Parkway
         Suite 402
         Dallas, Texas  75248
    JANE TAYLOR                   0                        0.0%
         16970 Dallas Parkway
         Suite 402
         Dallas, Texas 75248

    All directors and executive
         officers as a group
         (4 persons)              1,869,637                30.9%

    Others Owning 5% or More
    Of the Company's Common Stock:

    ANTHONY B. DUNCAN             1,044,311 (1)            17.2%
         10732 Alta Lomo
         El Paso, TX 79935
    CLIFFORD J. OSBORN            745,618   (1)            12.3%
         5581 East Finisterra Drive
         Tucson, Arizona  85715
    D. MARION WOOD                602,846   (1)            10.0%
         16970 Dallas Parkway
         Suite 500
         Dallas, TX 75248
     ROY J. MILLENDER, JR.        500,000   (1)            8.3%
         129 Calle Bello
         Santa Barbara, CA 93108
    CHARLES L. BOPPELL            495,556   (1)            8.1%
         1010 Hot Springs Road
         Santa Barbara, CA 93108


    (1) Shared voting and investment power is held for these shares.

    (2) Mr. Sacco received options to purchase 400,000 shares of the Company's stock in May 1995. On May 1, 1995, an option to purchase 100,000 of these shares vested; on May 1, 1996, an option to purchase another 100,000 of these shares also vested; the remaining options to purchase 200,000 shares vest in two equal increments during the next two years, provided that Mr. Sacco is providing full time consulting services to the Company on May 1st of each of these next two years. As of December 29, 1996, Mr. Sacco owned 2,000 shares of the Company's stock. These shares were purchased for various relatives of Mr. Sacco who are minors. On January 8, 1997, he gifted 1,700 shares of his stock to various custodial accounts controlled by him for the benefit of his relatives.

         In August 1993, David L. Osborn purchased control of the Company from Roy J. Millender, Jr. Mr. Osborn bought 2,679,000 shares of common stock from Mr. Millender for $1 (paid by Mr. Osborn without any financing) and Mr. Osborn's efforts to revitalize and reorganize the Company. Prior to this purchase, Mr. Osborn beneficially owned, either directly, indirectly or through a voting trust, 1,398,652 shares of stock, of which 913,235 shares were in a voting trust that terminated May 4, 1994. On August 28, 1995, Mr. Osborn distributed 1,297,000 shares to certain parties to whom he had promised shares without receiving any monetary consideration for the transfer. D. Marion Wood received 505,000 shares from Mr. Osborn; Clifford J. Osborn received 200,000 shares; and Anthony B. Duncan received 592,000 shares. As of December 29, 1996, Mr. Osborn was the beneficial owner of 1,867,417 shares of stock, which is 30.8% of the Company's outstanding shares. Mr. Osborn directly owns 1,439,856 shares of stock, which is 23.8% of the Company's outstanding shares.

         Effective January 27, 1994, the Company, as part of an agreement to reduce its secured debt, agreed with Travis Bryant, its largest creditor, to grant Mr. Bryant a stock warrant for four (4) million shares exercisable at a price of one-sixteenth (1/16th) of a dollar for a period of ten
    (10) years. In exchange, Mr. Bryant forgave most of the Company's secured debt owed to him. If Mr. Bryant exercises a substantial portion of his stock warrant, he could become the Company's largest shareholder; in addition, Mr. Osborn's control of the Company would be greatly reduced.

                 REMUNERATION AND RELATED INFORMATION

         The following table sets forth for the year ended
    January 2, 1994, certain information as to each of the Company's five (5) most highly compensated executive officers and as to all executive officers as a group:

    Name of Individual
    or Number of             Capacities in                      Total Annual
    Persons in Group         Which Served        Year           Compensation

    DAVID L. OSBORN          President, CEO      1996            $0 (1)
                                                 1995            $0
                                                 1994            $0

    THOMAS A. SACCO     Senior Vice President    1996            $0 (2)
                                                 1995            $0
                                                 1994            $0

    MITZY FERGUSON      Secretary                1996            $36,000 (1)
                                                 1995            $47,500
                                                 1994            $44,000

    JANE TAYLOR         Treasurer                1996            $12,895 (1)
                                                 1995            $0
                                                 1994            $0

    All executive officers
    as a group (4 persons)                                       $48,895

    (1) Mr. Osborn and/or companies affiliated with him were reimbursed for travel expenses incurred on behalf of the Company, but received no remuneration for his work. In 1996 he or his affiliated companies were reimbursed $8,284 for his travel. Ms. Ferguson was reimbursed $6,560 for her travel expenses, and Ms. Taylor was reimbursed $19 for her travel expenses.

    (2) Mr. Sacco works for Dalms, Inc., which is being paid consulting fees to provide his services to the Company. In 1996, Dalms, Inc., was paid $158,329 for Mr. Sacco's services and travel. In addition, Mr. Sacco received unvested options to purchase 400,000 shares of the Company's common stock. Provided he is still furnishing services to the Company on a fulltime basis as of the vesting date, each May 1st beginning 1995 and ending on May 1, 1998, options to purchase 100,000 shares will vest with him. The vested options are exercisable at the market price as of the date of vesting.

         Under the Company's Amended and Restated Incentive Stock Option Plan adopted in 1989, and approved by the shareholders (the "Plan"), the Company is authorized to grant options to selected officers and employees to purchase up to an aggregate of Eight Hundred Twenty Five Thousand (825,000) shares of Common Stock. As of December 29, 1996, there were no outstanding options to purchase shares of Common Stock under the Plan. Under the terms of the Plan, options are granted at not less than the fair market value on the date of grant, become exercisable in increments of twenty percent (20%) per year for each year of employment after the date of grant (except the final twenty percent (20%) increment becomes exercisable four (4) years and six
    (6) months after the date of the grant) and remain exercisable for a period of five (5) years from the date of grant. The options terminate once employment terminates.

                         CERTAIN TRANSACTIONS

         As of February 1994, the Company's headquarters were moved from California to Dallas, Texas. The Company is now leasing space for its headquarters from Wood, Osborn and Osborn, a company partially owned by one of the Company's directors, for $1,440 per month plus its share of utilities expenses. The Company considers this rental a fair market value for the space it is renting. This space is in the same office building that leases space to the Company's President and the companies controlled by him, including companies that are franchisees of the Company; thus the management of the Company is more efficient because its executives work near the headquarters, and travel costs are reduced.

         Mr. David L. Osborn is affiliated with Southpoint Management Corporation, DAC Associates and Famous Bars, Grills & Cafes of America, Inc. ("FGA"). These companies, in turn, are affiliated with owning and operating several Hudson's restaurants in Texas, which are franchises granted by the Company. The franchise agreement for Texas was entered into before Mr. Osborn became involved in the management of the Company. In March 1997, FGA agreed to assign most of its exclusive franchise rights to Texas to a company controlled by Mr. Travis Bryant. Mr. Bryant's company will have the rights to develop Hudson's Grills in Texas, excluding areas in or around El Paso, Austin and Dallas/Fort Worth.

         In January 1994, pursuant to obligations under an agreement to reduce its debt to the Company's largest creditor, Travis Bryant, the Company loaned an additional $1 million to FGA (which is evidenced by the "FGA Note"), which was in addition to a debt of about $300,000 that FGA already owed the Company. Prior to January 1994 FGA was also partly owned by Mr. Bryant. If FGA failed to make any payments to the Company, the Company had the right to use the payments owed to it under the FGA Note to offset payments owed by the Company to Mr. Bryant. In December 1996, the Company reduced the principal on the FGA Note in exchange for the transfer to it of additional royalty fees from Hudson's Grills formerly owned by FGA. The modified FGA Note was then transferred to Mr. Bryant in full satisfaction of the Company's debt to Mr. Bryant.

                            PROPOSAL NO. 1
                        ELECTION OF DIRECTORS
         THE BOARD RECOMMENDS THAT THE SHAREHOLDERS
    VOTE FOR THE ELECTION OF THE TWO (2) NOMINEES FOR
    DIRECTORS NAMED IN THIS PROXY STATEMENT.

         Three (3) directors are to be elected, with each director to hold office until the next Annual Meeting or until his successor is elected and qualified. The persons named as proxies in the enclosed Proxy have been designated by management and intend to vote for the election of the two persons named as nominees in this proxy statement ("Nominees"), except where authority is withheld by the shareholder or specifically requested to be voted for someone else. If no one is written in to be voted for as a director who is willing to serve and no vote is specifically withheld, then the persons holding the proxies will vote for the two Nominees and the person they feel is best qualified to be the third director. If one person other than a Nominee is voted for on the proxy, then the persons holding the proxy will vote for the Nominees and the requested person, provided that the requested person is willing to serve as a director. If two persons are voted for on the proxy, then the person's holding the proxy will vote for the two requested persons, provided they are willing to serve as a director, and will decide which of the two Nominees to vote for. If three persons other than Nominees are voted for on the proxy, then the persons holding the proxy will vote for the three requested persons, provided they are willing to serve as a director. If more than three persons are voted for on the proxy, then the persons holding the proxies will vote for the Nominees and the person they feel is best qualified, regardless of those requested.

                            PROPOSAL NO. 2
                   RATIFICATION OF THE SELECTION OF
                         INDEPENDENT AUDITORS
         THE BOARD RECOMMENDS A VOTE IN FAVOR OF THIS
    PROPOSAL.

         Hein + Associates, LLP, has been selected as the Company's independent auditors for the fiscal year ending
    January 4, 1998. This firm served as the Company's independent auditors for the period ended December 29, 1996.

                            PROPOSAL NO. 3
               PROPOSAL TO AMEND THE COMPANY'S ARTICLES
                           OF INCORPORATION
         THE BOARD RECOMMENDS A VOTE IN FAVOR OF THIS
    PROPOSAL.

    Description of the Proposed Amendment and Vote Required

         On March 26, 1997, the Board of Directors unanimously adopted resolutions approving a proposal to amend article III of the Company's Articles of Incorporation in order to authorize the issuance of up to 5,000,000 shares of preferred stock. At one time, the Company was permitted to issue preferred shares but none were ever apparently issued; thus, a prior amendment to the Company's articles of incorporation eliminated such authority. The Board of Directors now have determined that such amendment is advisable and directed that the proposed amendment be considered at the Annual Meeting of Share Owners to be held May 27, 1997. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company is required to approve the proposed amendment.

         The full text of the proposed amendment to the Articles of Incorporation is set forth in Appendix A to this Proxy
    Statement.  The amendment will not affect shares of Common
    Stock.

    Purposes and Effects of Authorizing the Issuance of Preferred Stock

         The proposed amendment would permit the issuance of up to 5,000,000 shares of preferred stock. Prior to the issuance of any preferred stock, the rights and privileges granted a preferred shareholder would be determined on a series by series basis by the Company's directors. Currently, the Company perceives several opportunities to use preferred stock: to raise additional capital and to help purchase restaurants to use as models. The Board of Directors believes that authority to issue up to 5,000,000 shares of preferred stock should be a sufficient number, and should more authority be needed in the future, the directors will request a shareholder vote to amend again the articles
    of incorporation.   Granting the Company authority to issue
    preferred stock will not cost the Company, except to the extent that it incurs legal fees and filing fees to file articles of amendment with the State of California, which
    fees the Company feels will not be substantial.   In order
    that it have wider latitude in the future to raise capital or to purchase assets, the Directors proposed and recommend that the Company have the ability to issue preferred stock.

                    INDEPENDENT PUBLIC ACCOUNTANTS

         The Company has invited its accountants from Hein + Associates, LLP, to be present at the Annual Meeting; therefore they may be present. If a representative of Hein + Associates, LLP, is present at the Annual Meeting of Shareholders, the representative will be allowed to answer appropriate questions, and will be afforded an opportunity to make a statement if so desired. Prior to the appointment in December 1993 of Hein + Associates, LLP, Deloitte & Touche was dismissed in December 1993 as the Company's accountants and replaced by Hein + Associates, LLP. Neither of Deloitte & Touche's reports for the previous two fiscal years contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles. The Audit Committee of the Board of Directors recommended to the Board that Hein + Associates, LLP, be hired instead of Deloitte & Touche, and the Directors so decided. The Company did not have any disagreements with Deloitte & Touche about any accounting matters, financial statement disclosure, or scope of audit or procedure. Prior to hiring Hein + Associates, LLP, the Company had not contacted them about what types of opinions they might make about the Company's financial statements or about any specific transactions.

                 COMPLIANCE WITH SECTION 16(a) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes of ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that filing requirements applicable to its officers and directors were complied with during the 1996 fiscal year.

             DEADLINE FOR STOCKHOLDER PROPOSALS FOR 1998

         Stockholder proposals to be presented at the 1998
    Annual Meeting must be received by the Company on or before February 1, 1998, for inclusion in the proxy statement and form of proxy relating to that meeting.

                            OTHER MATTERS

         Management of the Company does not know of any other matters to be presented for action at the Annual Meeting. However, if any other matters should be properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying Proxy to vote said Proxy in accordance with their best judgment.

                          OTHER INFORMATION

         The Annual Report to Shareholders of the Company for the year ended December 29, 1996, is mailed herewith to shareholders of record at the close of business on April 18, 1997.

         IF YOU WOULD LIKE A COPY OF THE COMPANY'S ANNUAL REPORT
    OR FORM 10-KSB, PLEASE CONTACT THE SECRETARY AT (214) 931-
    9237.


                                            Mitzy Ferguson
                                            Secretary

    Dallas, Texas
    April 25, 1997

    f\sec\970421.O01


                            APPENDIX A

         RESOLVED, that the Articles of Incorporation of the Company be, and the same hereby is, amended by deleting the current Article III thereof, and substituting the following:

                                "III.

              (A)  The Corporation is authorized to
                   issue two classes of shares
                   designated "Common Stock" and
                   "Preferred Stock", respectively.
                   The number of shares of Common
                   Stock authorized to be issued is
                   100,000,000, and the number of
                   shares of Preferred Stock
                   authorized to be issued is
                   5,000,000.

              (B)  The Preferred Stock may be divided
                   into such number of series as the
                   board of directors may determine.
                   The board of directors is
                   authorized to determine and alter
                   the rights, preferences, privileges
                   and restrictions granted to or
                   imposed upon any wholly unissued
                   series of Preferred Stock, and to
                   fix the number of shares of any
                   series of Preferred Stock and the
                   designation of any such series of
                   Preferred Stock.  The board of
                   directors, within the limits and
                   restrictions stated in any
                   resolution or resolutions of the
                   board of directors originally
                   fixing the number of shares
                   constituting any series, may
                   increase or decrease (but not below
                   the number of shares of such series
                   then outstanding) the number of
                   shares of any series subsequent to
                   the issue of shares of that
                   series."